Exhibit 10.17d

                            THIRD AMENDMENT TO LEASE

      This THIRD AMENDMENT TO LEASE ("Third Amendment") is made and entered into as of the 31st day of October, 2002, by and between KINGSTON ANDRITA LLC, a Delaware limited liability company ("Landlord"), and PLAYBOY ENTERTAINMENT GROUP, INC., a Delaware corporation ("Tenant").

                                    Recitals

      A. Tenant and Landlord are parties to that certain Lease, dated September 20, 2001, as amended by that certain First Amendment to Lease (the "First Amendment"), dated May 15, 2002, as further amended by that certain Second Amendment to Lease (the "Second Amendment"), dated July 23, 2002 (as amended, the "Lease"), pursuant to which Landlord leased to Tenant certain premises located at 3030 Andrita Street, Los Angeles, California as more particularly described in the Lease (the "Premises").

      B. Certain disputes have arisen between Landlord and Tenant regarding the responsibility for the prosecution of and payment for construction of certain improvements at the Premises and Landlord and Tenant intend and desire to extend the time available to Landlord and Tenant to resolve such disputes.

      C. Landlord and Tenant desire to amend the Lease upon the terms and conditions set forth below.

      D. All capitalized terms used herein but not specifically defined in this Third Amendment shall have the meanings ascribed to such terms in the Lease.

            NOW, THEREFORE, in consideration of the mutual promises set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

      1. Delay Offset Amount. Section 10(d) of the Second Amendment is hereby amended by deleting the words "November 1, 2002" and substituting therefore the words "December 1, 2002."

      2. Postponement of Abatement Period. Section 9(b) of the Second Amendment is hereby amended by adding the following language at the end of Section 9(b):

      "Notwithstanding anything to the contrary in this Section 9, Tenant shall not abate any Base Rent for Landlord Delay Periods, except in accordance with the following sentence. Commencing on December 1, 2002, Tenant shall offset against Base Rent then due and any subsequent Base Rent that may thereafter become due an amount in the aggregate equal to the sum of the "Offset Amount" (defined below) calculated for each area of the Premises set forth in the table contained in Section 9(a); provided, however, that in no

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      event shall the aggregate amount of any abatement of the Base Rent for all
      Landlord Delay Periods exceed $225,000. The "Offset Amount" for an area of the Premises shown in Column 1 of the table in Section 9(a) shall be equal to the product obtained by multiplying (a) the "Daily Amount" with respect to such area of the Premises as set forth in Column 4 of the table in
      Section 9(a) by (b) the number of days in the Landlord Delay Period, if any, which may exist for such area of the Premises.

      3. Lease in Full Force. Except for the amendment to the Lease provided for in Section 1 of this Third Amendment, all other terms, covenants and conditions of the Lease shall remain in full force and effect.

      4. Successors and Assigns. This Third Amendment shall be binding upon and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns.

      5. Guarantor Consent. Guarantor, by executing the consent to this Third Amendment set forth below, hereby agrees that the guaranteed obligations covered by the Guaranty include all of the additional payment and other obligations of Tenant set forth in this Third Amendment.

      6. Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument.

                        {Signatures appear on next page}

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      IN WITNESS WHEREOF, this Third Amendment is executed on and as of the date first written above.

                                        KINGSTON ANDRITA LLC

                                        By:  /s/ E. Peter Krulewitch
                                             -----------------------------------
                                        Name: ______________________________
                                        Title: _______________________________


                                        PLAYBOY ENTERTAINMENT GROUP, INC.

                                        By:  /s/ Jeffrey Jenest
                                             -----------------------------------
                                        Name:  Jeffrey Jenest
                                               ---------------------------------
                                        Title:  EVP
                                                --------------------------------


                                        THIS THIRD AMENDMENT IS CONSENTED TO:

                                        PLAYBOY ENTERPRISES, INC.,
                                        Guarantor

                                        By:  /s/ Howard Shapiro
                                             -----------------------------------
                                        Name:  Howard Shapiro
                                               ---------------------------------
                                        Title:  Executive Vice President
                                                --------------------------------


                                        CAPITALSOURCE FINANCE LLC

                                        By:  /s/ Michael C. Szwajkowski
                                             -----------------------------------
                                        Name:  Michael C. Szwajkowski
                                               ---------------------------------
                                        Title:  Managing Director
                                                --------------------------------